SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2005

SYNIVERSE HOLDINGS, INC.

SYNIVERSE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-32432 333-88168	30-0041666 06-1262301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Tampa City Center, Suite 700

Tampa, Florida 33602

Telephone: (813) 273-3000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03. Material Modification to Rights of Security Holders

As of 5:00 p.m., New York City time on August 19, 2005, in connection with the previously announced cash tender offer and consent solicitation by Syniverse Technologies, Inc. (the “Company”) for any and all of its outstanding 12 3/4% Senior Subordinated Notes due 2009 (the “Notes”), which commenced on August 8, 2005, the Company had received the requisite consents from the holders of the Notes to approve certain amendments (the “Amendments”) to the indenture under which the Notes were issued (the “Indenture”). On August 19, 2005, the Company, Syniverse Brience, LLC and The Bank of New York, the trustee under the Indenture, executed a Third Supplement to Indenture (the “Third Supplemental Indenture”) to amend the Indenture as described in the offer to purchase and consent solicitation materials. However, the Amendments will not become operative unless and until the Notes tendered by the consenting holders are accepted for purchase pursuant to the terms of the tender offer, which is expected to occur on or about August 24, 2005. If the tender offer is terminated or withdrawn, the Amendments will not become operative. Once operative, the Amendments will eliminate substantially all of the Indenture’s principal restrictive covenants and certain events of default and would significantly amend certain other provisions contained in the Indenture.

The foregoing summary is qualified in its entirety by reference to the Third Supplemental Indenture, which is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

On August 22, 2005, the Company issued a press release announcing that it had received the requisite consents and tenders from holders of its Notes to execute the Third Supplemental Indenture containing the Amendments. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

ITEM 8.01. Other Events.

On August 22, 2005, the Company issued a press release announcing the pricing of its private offering of 7 3/4% Senior Subordinated Notes due 2013. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description
4.1	Third Supplement to Indenture, dated as of August 19, 2005, by and among Syniverse Technologies, Inc., Syniverse Brience, LLC and The Bank of New York, as trustee.

99.1	Press Release issued on August 22, 2005 by Syniverse Technologies, Inc.

99.2	Press Release issued on August 22, 2005 by Syniverse Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: August 22, 2005

SYNIVERSE HOLDINGS, INC.
(Registrant)

/s/ Raymond L. Lawless
Raymond L. Lawless
Chief Financial Officer and Secretary

SYNIVERSE TECHNOLOGIES, INC.
(Registrant)

/s/ Raymond L. Lawless
Raymond L. Lawless
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1*	Third Supplement to Indenture, dated as of August 19, 2005, by and among Syniverse Technologies, Inc., Syniverse Brience, LLC and The Bank of New York, as trustee.

99.1*	Press Release issued on August 22, 2005 by Syniverse Technologies, Inc.

99.2*	Press Release issued on August 22, 2005 by Syniverse Technologies, Inc.

*	Filed herewith electronically.